UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

BCA Waiver

On September 24, 2026, Athena Technology Acquisition Corp. II, a Delaware corporation (“Athena”), and Ace Green Recycling, Inc., a Delaware corporation (“Ace Green”), entered into a waiver (the “BCA Waiver”) to the Business Combination Agreement, dated as of December 4, 2024, as amended by the First Amendment thereto, dated as of March 19, 2026, and the Second Amendment thereto, dated as of April 18, 2026 (the “BCA”). Pursuant to the BCA Waiver, Athena and Ace Green agreed to waive certain provisions of the BCA requiring each of them to cause the SPAC Warrants (as defined in the BCA) to be approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”). The SPAC Warrants will not satisfy the minimum holder requirements for initial listing under Nasdaq Listing Rule 5515(a)(4), which requires warrants to have at least 100 round lot holders that are also public holders.

The foregoing summary of the BCA Waiver is qualified in its entirety by reference to the full text of the BCA Waiver, which is filed as Exhibit 2.1 hereto.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" and similar expressions. These forward-looking statements are based on management's current expectations and involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied, including, but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all; (ii) the risk that conditions to the closing of the business combination may not be satisfied or waived; (iii) the risk that Nasdaq may not list the common stock of the surviving company following the business combination; and (iv) other risks and uncertainties described in Athena's filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and the registration statement on Form S-4.

Forward-looking statements speak only as of the date of this report. Except as required by law, Athena undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Business Combination Agreement Waiver, dated September 24, 2026, between Athena Technology Acquisition Corp. II and Ace Green Recycling, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2026	ATHENA TECHNOLOGY ACQUISITION CORP. II

	By:	/s/ Isabelle Freidheim
	Name:	Isabelle Freidheim
	Title:	Chief Executive Officer

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